UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06660

Name of Fund: MuniYield Quality Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield
        Quality Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 10/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniYield Quality
                                        Fund, Inc.

Annual Report
October 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniYield Quality Fund, Inc.

The Benefits and Risks of Leveraging

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of October 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 14.09%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2         MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004

A Letter From the President

Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +6.03% and a six-month return of +4.79% as of October 31, 2004. Long-term bond yields were slightly lower at October 31, 2004 than they were a year earlier. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004                3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its comparable Lipper category for the fiscal year and was effectively able to enhance yield while preserving its net asset value in a volatile interest rate environment.

Describe the recent market environment relative to municipal bonds.

Over the past 12 months, amid considerable monthly volatility, long-term U.S. Treasury bond yields generally moved lower -- despite an increase in short-term interest rates by the Federal Reserve Board (the Fed).

As the period began, long-term Treasury yields declined while their prices, which move in the opposite direction, rose. Somewhat surprisingly, this increase in bond prices came as the U.S. economy continued to improve. However, solid job creation remained elusive, producing a drag on consumer confidence. Against this backdrop, investors became convinced that the Fed would hold short-term interest rates near their historic lows, and by mid-March 2004, yields on 30-year U.S. Treasury bonds had declined to 4.65%.

In early April, however, monthly jobs reports began to show unexpectedly large gains. Consumer confidence increased, and investors started to anticipate that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation. Yields rose in response, with long-term Treasury bond yields surpassing 5.50% early in June 2004.

For the rest of the period, bond yields generally fell (and prices rose) as payroll growth began to wane and inflation appeared negligible. Although the Fed embarked on a tightening cycle with a 25 basis point (.25%) interest rate hike in June, it also telegraphed its intention to continue raising rates at a measured pace, removing earlier concerns about the potential for more dramatic increases in the near future. Despite additional Fed rate hikes in August and September, the prospect for a moderate tightening of monetary policy helped support higher bond prices, and lower yields, for the remainder of the Fund's fiscal year. By October 31, 2004, the 30-year Treasury bond yield stood at 4.79%, a decline of 34 basis points from a year earlier. The yield on the 10-year U.S. Treasury note was 4.02%, a 27 basis point drop during the same 12-month period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, volatility in the municipal market was more subdued. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 27 basis points during the past 12 months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 22 basis points to 4.60%, while yields on 10-year AAA-rated issues dropped 28 basis points to 3.40%.

The tax-exempt market was supported by generally positive supply/demand dynamics. While more than $360 billion in new long-term tax-exempt bonds was issued in the past 12 months, this represented a decline of approximately 6% compared to the previous year. The declining supply amid favorable demand allowed tax-exempt bond prices to perform in line with the taxable market.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2004, the Common Stock of MuniYield Quality Fund, Inc. had net annualized yields of 6.25% and 6.55%, based on a year-end per share net asset value of $15.54 and a per share market price of $14.83, respectively, and $.972 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.26%, based on a change in per share net asset value from $15.36 to $15.54, and assuming reinvestment of ordinary income dividends.

The Fund's total return, based on net asset value, exceeded that of its comparable Lipper category of Insured Municipal Debt Funds (Leveraged), which had an average return of +7.41% for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

The 12-month results are primarily attributed to the Fund's above-average yield, which allowed the Fund to outperform despite our maintaining a defensive market posture. (That is, we were positioned for rising interest rates, while long-term rates actually declined modestly year over year.) Notably, the Fund maintained its dividend throughout the year and continued to provide shareholders with above-average monthly income.

We also took advantage of an attractive buying opportunity in California general obligation bonds, and this factored favorably into the Fund's 12-month results. Finally, the


4         MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004
advance refunding of a number of credits in the portfolio also benefited performance. When municipal bonds are advance refunded, or refinanced ahead of their maturity date, their prices generally increase sharply, particularly when the yield curve is relatively steep.

For the six-month period ended October 31, 2004, the total investment return on the Fund's Common Stock was +6.66%, based on a change in per share net asset value from $15.08 to $15.54, and assuming reinvestment of ordinary income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We did not significantly alter the Fund's structure or our investment strategy over the past 12 months. When making new purchases, we tended to target longer-dated bonds, generally in the 25-year area. The municipal yield curve flattened out past this range; therefore, there was no significant yield to be gained by extending further out. We also continued to favor premium-coupon bonds, when available. This supports our defensive market posture, in that these bonds offer coupon protection when interest rates move higher.

As California grappled with fiscal challenges, we took advantage of the heavy supply and relatively low prices by purchasing state-issued bonds throughout the year. We were able to buy the bonds at attractive spreads relative to national municipal issues and historic norms for the state. We expect these holdings should continue to benefit Fund performance as California's finances continue to improve and state bonds begin trading at more typical levels.

We generally maintained the Fund's fully invested position throughout the period, seeking to enhance shareholder income. With short-term interest rates still near historic lows, the cost of holding cash reserves would have been relatively high in terms of its impact on performance.

For the six-month period ended October 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.31% for Series A, 1.14% for Series B, 1.12% for Series C and 1.08% for Series D. These attractive funding levels, in combination with a positively sloped yield curve, continued to provide a generous income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. While the Fed is likely to continue raising short-term interest rates, the increases are expected to be gradual and should not have an immediate material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 29.75% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We remain focused on premium-coupon bonds and continue to favor maturities in the 25-year range. We maintained our defensive market posture at the close of the period in recognition of improving economic conditions, including stronger, albeit still inconsistent, employment growth. We believe this positioning prepares the Fund for relative outperformance once interest rates inevitably begin to rise. With the Fed expected to continue its monetary tightening policy, long-term market rates should eventually begin to follow short-term rates higher. (In fact, the Fed increased its target interest rate another 25 basis points shortly after the close of the reporting period, on November 10.) In the meantime, our fully invested stance should continue to provide a material benefit to Common Stock shareholders as short-term interest rates remain relatively low.

Michael A. Kalinoski, CFA
Vice President and Portfolio Manager

November 10, 2004


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004                5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
State                     Ratings+  Ratings+  Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Alaska--0.5%              AAA       Aaa       $ 2,100   Alaska State International Airports Revenue Bonds, Series B,
                                                        5.75% due 10/01/2019 (a)                                          $   2,417
===================================================================================================================================
Arizona--1.1%             AAA       NR*         2,345   Maricopa County, Arizona, Public Finance Corporation, Lease
                                                        Revenue Bonds, RIB, Series 511X, 8.97% due 7/01/2014 (a)(i)           2,962
                          AAA       Aaa         2,000   Mesa, Arizona, IDA, Revenue Bonds (Discovery Health Systems),
                                                        Series A, 5.875% due 1/01/2014 (g)                                    2,266
===================================================================================================================================
California--17.7%         AAA       Aaa         4,150   Alameda Corridor Transportation Authority, California, Revenue
                                                        Refunding Bonds, Subordinated Lien, Series A, 5.525%**
                                                        due 10/01/2025 (a)                                                    2,887
                                                        California State Department of Water Resources, Power Supply
                                                        Revenue Bonds, Series A:
                          BBB+      A2          1,400         5.375% due 5/01/2021                                            1,520
                          AAA       Aaa         1,000         5.375% due 5/01/2022 (g)                                        1,092
                                                        California State, GO, Refunding:
                          A         A3          5,700         5.25% due 9/01/2026                                             5,997
                          AAA       Aaa         7,700         5.25% due 2/01/2030 (g)                                         8,122
                          AAA       Aaa         6,000         5.25% due 2/01/2030 (b)                                         6,329
                          AAA       NR*         2,850   California State, GO, Refunding, ROCS, Series II-R-272, 8.648%
                                                        due 2/01/2033 (i)(j)                                                  3,094
                                                        California State, Various Purpose, GO:
                          A         A3          3,300         5.50% due 4/01/2028                                             3,566
                          A         A3          2,500         5.25% due 11/01/2029                                            2,619
                          A         A3          3,200         5.50% due 11/01/2033                                            3,432
                                                        Golden State Tobacco Securitization Corporation of California,
                                                        Tobacco Settlement Revenue Bonds:
                          AAA       NR*         5,000         RIB, Series RR II R 285X, 9.136% due 6/01/2043 (b)(i)           5,779
                          AAA       NR*         7,080         RIB, Series RR II R 287X, 9.39% due 6/01/2038 (i)(k)            8,341
                          A-        Baa1        4,050         Series B, 5.60% due 6/01/2028                                   4,256
                          AAA       Aaa         3,000         Series B, 5.50% due 6/01/2033 (b)                               3,240
                          AAA       Aaa         1,870         Series B, 5.625% due 6/01/2033 (b)                              2,043
                          AAA       Aaa         1,600         Series B, 5.50% due 6/01/2043 (b)                               1,725
                          AAA       Aaa         2,000   Poway, California, Redevelopment Agency, Tax Allocation
                                                        Refunding Bonds (Paguay Redevelopment Project), 5.125%
                                                        due 6/15/2033 (a)                                                     2,066
                          AAA       Aaa        16,895   San Francisco, California, City and County, COP (San Bruno Jail
                                                        No. 3), 5.25% due 10/01/2033 (a)                                     17,669
===================================================================================================================================
Colorado--6.4%                                          Colorado Health Facilities Authority Revenue Bonds, Series A:
                          AA        Aa2         1,650         (Catholic Health Initiatives), 5.50% due 3/01/2032              1,731
                          AA        NR*         1,600         (Covenant Retirement Communities Inc.), 5.50%
                                                              due 12/01/2027 (j)                                              1,698
                          AA        NR*         1,000         (Covenant Retirement Communities Inc.), 5.50%
                                                              due 12/01/2033 (j)                                              1,055
                                                        Colorado Housing and Finance Authority, Revenue Refunding
                                                        Bonds, AMT:
                          AAA       Aaa         1,720         (S/F Program), Series B-2, 6.80% due 2/01/2031 (g)              1,819
                          AAA       Aaa           805         (S/F Program), Series C-2, 8.40% due 10/01/2021 (e)(g)            833
                          AAA       Aaa         1,175         Series C-2, 7.05% due 4/01/2031 (e)(g)                          1,193
                          AAA       Aaa         1,715         Series C-2, 7.25% due 10/01/2031 (a)                            1,746
                          AAA       Aaa           480         Series E-2, 7% due 2/01/2030 (g)                                  484
                          AAA       Aaa         6,405   Denver, Colorado, City and County, COP, Series B, 5.75%
                                                        due 12/01/2010 (a)(h)                                                 7,450
                          AAA       Aaa        15,600   Northwest Parkway, Colorado, Public Highway Authority, Capital
                                                        Appreciation Revenue Bonds, Senior Convertible, Series C,
                                                        5.345%** due 6/15/2025 (f)                                           12,065
===================================================================================================================================
District of               AAA       Aaa         2,500   District of Columbia Revenue Refunding Bonds (Catholic
Columbia--0.6%                                          University of America Project), 5.625% due 10/01/2029 (a)             2,740

Portfolio Abbreviations

To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
ROCS       Reset Option Certificates
S/F        Single-Family



6         MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings+  Ratings+  Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Florida--0.5%             AA        NR*       $ 2,240   Beacon Tradeport Community Development District, Florida,
                                                        Special Assessment Revenue Refunding Bonds (Commercial Project),
                                                        Series A, 5.625% due 5/01/2032 (j)                                $   2,412
===================================================================================================================================
Georgia--1.2%             A         A3          4,785   Monroe County, Georgia, Development Authority, PCR, Refunding
                                                        (Oglethorpe Power Corporation--Scherer), Series A, 6.80%
                                                        due 1/01/2011                                                         5,663
===================================================================================================================================
Hawaii--0.5%              AAA       Aaa         2,000   Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (f)                  2,236
===================================================================================================================================
Illinois--23.9%                                         Chicago, Illinois, Board of Education, GO:
                          AAA       Aaa         1,750         (Chicago School Reform Project), Series A, 5.25%
                                                              due 12/01/2030 (a)                                              1,829
                          NR*       Aaa         5,000         RIB, Series 467, 9.47% due 12/01/2027 (a)(i)                    6,124
                                                        Chicago, Illinois, Capital Appreciation, GO, Project and
                                                        Refunding, Series A (g):
                          AAA       Aaa         1,000         5.422%** due 1/01/2027                                            772
                          AAA       Aaa         1,000         5.435%** due 1/01/2028                                            767
                          AAA       Aaa         1,000         5.448%** due 1/01/2029                                            763
                          AAA       Aaa         1,000         5.46%** due 1/01/2030                                             774
                                                        Chicago, Illinois, GO (Lakefront Millennium Parking
                                                        Facilities) (g):
                          AAA       Aaa         5,000         5.125% due 1/01/2028                                            5,155
                          AAA       Aaa         2,500         5.444%** due 1/01/2029                                          2,470
                                                        Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                                        3rd Lien, AMT, Series B-2:
                          AAA       Aaa         3,400         5.75% due 1/01/2023 (f)                                         3,730
                          AAA       Aaa         4,000         5.75% due 1/01/2024 (f)                                         4,375
                          AAA       Aaa         3,300         6% due 1/01/2029 (b)                                            3,655
                                                        Chicago, Illinois, O'Hare International Airport Revenue
                                                        Refunding Bonds, AMT:
                          AAA       Aaa         2,665         3rd Lien, Series A-2, 5.75% due 1/01/2021 (f)                   2,949
                          AAA       NR*         6,835         DRIVERS, Series 250, 9.409% due 1/01/2021 (g)(i)                8,218
                                                        Chicago, Illinois, O'Hare International Airport, General
                                                        Airport Revenue Refunding Bonds, Third Lien, AMT, Series A (g):
                          AAA       Aaa         5,000         5.50% due 1/01/2022                                             5,339
                          AAA       Aaa         5,195         5.375% due 1/01/2032                                            5,368
                          AAA       Aaa         6,200   Cook County, Illinois, Capital Improvement, GO, Series C, 5.50%
                                                        due 11/15/2026 (a)                                                    6,777
                          AAA       Aaa         2,130   Illinois Development Finance Authority Revenue Bonds
                                                        (Presbyterian Home Lake Project), Series B, 6.25%
                                                        due 9/01/2017 (f)                                                     2,323
                                                        Illinois Sports Facilities Authority, State Tax Supported
                                                        Revenue Bonds (a):
                          AAA       Aaa        16,750         5.262%** due 6/15/2030                                         13,134
                          AAA       Aaa         5,500         5% due 6/15/2032                                                5,633
                          AAA       Aaa        10,000   Illinois State, GO, First Series, 5.50% due 8/01/2018 (f)            11,155
                          NR*       A1          3,750   Illinois Student Assistance Commission, Student Loan Revenue
                                                        Refunding Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015             3,757
                          NR*       Aaa         5,295   Kane and De Kalb Counties, Illinois, Community Unity School
                                                        District Number 302, GO, 5.80% due 2/01/2022 (d)                      6,073
                                                        Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                        State Tax Revenue Refunding Bonds (McCormick Place Expansion
                                                        Project):
                          AAA       Aaa         7,000         5.50% due 12/15/2024 (d)                                        7,743
                          AAA       Aaa         3,500         Series B, 5.75% due 6/15/2023 (g)                               3,990
===================================================================================================================================
Indiana--3.4%                                           De Kalb County, Indiana, Redevelopment Authority Revenue Bonds
                                                        (Mini-Mill), Series A (l):
                          AAA       Aaa         3,000         6.50% due 1/15/2014                                             3,088
                          AAA       Aaa         3,220         6.625% due 1/15/2017                                            3,315
                          AAA       Aaa         2,500   Indiana Bond Bank Revenue Bonds, Guarantee State Revolver,
                                                        6.875% due 2/01/2005 (a)(h)                                           2,582
                          AAA       Aaa         4,500   Indiana Transportation Finance Authority, Highway Revenue
                                                        Bonds, Series A, 5.25% due 6/01/2029 (d)                              4,775
                          AAA       Aaa         2,000   Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                        Revenue Bonds (Waterworks Project), Series A, 5.25%
                                                        due 7/01/2033 (g)                                                     2,113


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004                7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's    Face
State                     Ratings+  Ratings+   Amount   Municipal Bonds                                                     Value
===================================================================================================================================
Louisiana--4.0%           AAA       Aaa       $ 8,500   Louisiana Local Government, Environmental Facilities, Community
                                                        Development Authority Revenue Bonds (Capital Projects and
                                                        Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)         $   9,795
                          AAA       Aaa         6,800   New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                                                        Authority, Special Tax, Sub-Series A, 5.25% due 7/15/2028 (a)         7,197
                          AAA       Aaa         1,900   Terrebonne Parish, Louisiana, Hospital Service District
                                                        Number 1, Hospital Revenue Bonds (Terrebonne General Medical
                                                        Center Project), 5.50% due 4/01/2033 (a)                              2,043
===================================================================================================================================
Massachusetts--4.9%                                     Massachusetts Bay, Massachusetts, Transportation Authority,
                                                        General Transportation System Revenue Refunding Bonds,
                                                        Series A (g):
                          AAA       Aaa         3,730         7% due 3/01/2011                                                4,555
                          AAA       Aaa         3,550         7% due 3/01/2014                                                4,474
                          AAA       Aaa         7,005   Massachusetts State HFA, Rental Housing Mortgage Revenue Bonds,
                                                        AMT, Series C, 5.60% due 1/01/2045 (f)                                7,264
                                                        Massachusetts State, HFA, S/F Housing Revenue Bonds (g):
                          AAA       Aaa         1,135         6.35% due 6/01/2017                                             1,160
                          AAA       Aaa         1,175         Series 37, 6.35% due 6/01/2017                                  1,200
                          AAA       NR*         1,915   Massachusetts State Port Authority, Special Facilities Revenue
                                                        Bonds, DRIVERS, AMT, Series 501, 8.895% due 7/01/2009 (a)(i)          2,088
                          AAA       Aaa         2,400   Massachusetts State Special Obligation Dedicated Tax Revenue
                                                        Bonds, 5.25% due 1/01/2028 (d)                                        2,552
===================================================================================================================================
Michigan--5.6%                                          Detroit, Michigan, City School District, GO, Series A (f):
                          AAA       Aaa         4,000         5.50% due 5/01/2019                                             4,523
                          AAA       Aaa         3,625         5.50% due 5/01/2020                                             4,083
                          AAA       Aaa         3,040   Michigan Higher Education Student Loan Authority, Student Loan
                                                        Revenue Refunding Bonds, AMT, Series XVII-G, 5.20%
                                                        due 9/01/2020 (a)                                                     3,200
                                                        Michigan State Strategic Fund, Limited Obligation Revenue
                                                        Refunding Bonds (Detroit Edison Company Project) (b):
                          AAA       Aaa         3,100         5.45% due 9/01/2029                                             3,339
                          AAA       Aaa         1,700         AMT, Series A, 5.50% due 6/01/2030                              1,797
                          AAA       Aaa         3,300         AMT, Series C, 5.65% due 9/01/2029                              3,489
                          AAA       Aaa         5,800         AMT, Series C, 5.45% due 12/15/2032                             6,063
===================================================================================================================================
Nebraska--0.5%            A+        NR*         2,300   Washington County, Nebraska, Wastewater Facilities Revenue
                                                        Bonds (Cargill Inc. Project), AMT, 5.90% due 11/01/2027               2,478
===================================================================================================================================
Nevada--5.5%              AA        NR*         4,100   Carson City, Nevada, Hospital Revenue Bonds (Carson--Tahoe
                                                        Hospital Project), Series A, 5.50% due 9/01/2033 (j)                  4,335
                                                        Clark County, Nevada, Airport System Subordinate Lien Revenue
                                                        Bonds (d):
                          AAA       Aaa         2,000         Series A-2, 5% due 7/01/2030                                    2,048
                          AAA       Aaa         4,100         Series A-2, 5% due 7/01/2036                                    4,172
                          AAA       Aaa         3,000         Series B, 5.25% due 7/01/2034                                   3,123
                                                        Director of the State of Nevada, Department of Business and
                                                        Industry Revenue Bonds (Las Vegas Monorail Company Project),
                                                        First Tier (a):
                          AAA       Aaa         1,000         5.625% due 1/01/2032                                            1,103
                          AAA       Aaa         4,400         5.375% due 1/01/2040                                            4,561
                          AAA       Aaa         5,710   Washoe County, Nevada, School District, GO, 5.875%
                                                        due 12/01/2009 (f)(h)                                                 6,562
===================================================================================================================================
New Hampshire--3.5%       AAA       Aaa        10,000   New Hampshire Health and Education Facilities Authority Revenue
                                                        Bonds (Dartmouth--Hitchcock Obligation Group, 5.50%
                                                        due 8/01/2027 (f)                                                    10,904
                          AAA       Aaa         5,000   New Hampshire State Business Finance Authority, PCR, Refunding
                                                        (Public Service Company), AMT, Series D, 6% due 5/01/2021 (g)         5,537


8         MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's    Face
State                     Ratings+  Ratings+   Amount   Municipal Bonds                                                     Value
===================================================================================================================================
New Jersey--3.4%                                        New Jersey EDA, Cigarette Tax Revenue Bonds:
                          BBB       Baa2      $ 4,500         5.50% due 6/15/2024                                         $   4,601
                          AAA       Aa2         2,650         5.50% due 6/15/2024                                             2,839
                          BBB       Baa2          910         5.75% due 6/15/2029                                               933
                          BBB       Baa2        1,385         5.50% due 6/15/2031                                             1,393
                          AAA       Aaa         2,750   New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series
                                                        A, 5.25% due 7/01/2031 (g)                                            2,923
                          AAA       NR*         3,000   New Jersey EDA Revenue Bonds, ROCS, Series II-R-309-2, 9.136%
                                                        due 6/15/2031 (i)                                                     3,373
===================================================================================================================================
New York--9.3%            AAA       Aaa         8,085   New York City, New York, City Municipal Water Finance
                                                        Authority, Water and Sewer System Revenue Bonds, RITR, Series
                                                        FR-6, 9.345% due 6/15/2026 (g)(i)                                     9,231
                                                        New York City, New York, GO:
                          AAA       NR*         3,500         DRIVERS, Series 194, 9.461% due 2/01/2015 (f)(i)                3,931
                          NR*       Aaa         6,920         RIB, Series 394, 9.692% due 8/01/2016 (g)(i)                    8,980
                          AAA       Aaa         2,410         Series B, 5.875% due 8/15/2006 (b)(h)                           2,616
                          AAA       Aaa         2,590         Series B, 5.875% due 8/15/2013 (b)                              2,790
                          AAA       A2          1,425         Series F, 5.75% due 2/01/2019 (b)                               1,511
                          AAA       Aaa         9,325   New York City, New York, GO, Refunding, Series G, 5.75%
                                                        due 2/01/2006 (f)(h)                                                  9,891
                          AAA       Aaa         4,570   Tobacco Settlement Financing Corporation of New York Revenue
                                                        Bonds, Series A-1, 5.25% due 6/01/2022 (a)                            4,920
===================================================================================================================================
Ohio--1.0%                AAA       Aaa         2,500   Columbus, Ohio, City School District, GO (School Facilities
                                                        Construction and Improvements), 5.25% due 12/01/2027 (f)              2,679
                          AA        NR*         2,000   Jackson, Ohio, Hospital Facilities Revenue Bonds (Consolidated
                                                        Health System--Jackson Hospital), 6.125% due 10/01/2020 (j)           2,245
===================================================================================================================================
Oklahoma--0.8%                                          Tulsa, Oklahoma, Airports Improvement Trust, General Revenue
                                                        Bonds (Tulsa International Airport), AMT (d):
                          AAA       Aaa         1,250         Series A, 6% due 6/01/2020                                      1,487
                          AAA       Aaa         1,000         Series B, 6% due 6/01/2019                                      1,109
                          AAA       Aaa         1,000         Series B, 6.125% due 6/01/2026                                  1,113
===================================================================================================================================
Oregon--2.0%              NR*       Aaa         7,500   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                                        9.96% due 8/01/2020 (d)(i)                                            9,467
===================================================================================================================================
Pennsylvania--7.7%        AAA       Aaa         2,000   Allegheny County, Pennsylvania, Port Authority, Special
                                                        Transportation Revenue Bonds, 6% due 3/01/2009 (g)(h)                 2,300
                          AAA       Aaa           800   Allegheny County, Pennsylvania, Sanitation Authority, Sewer
                                                        Revenue Bonds, 5.50% due 12/01/2030 (g)                                 871
                                                        Pennsylvania State Public School Building Authority, School
                                                        Lease Revenue Bonds (The School District of Philadelphia
                                                        Project) (f):
                          AAA       Aaa         6,000         5.25% due 6/01/2025                                             6,419
                          AAA       Aaa         9,000         5% due 6/01/2033                                                9,227
                          AAA       Aaa         6,250   Philadelphia, Pennsylvania, Authority for Industrial
                                                        Development, Lease Revenue Bonds, Series B, 5.50%
                                                        due 10/01/2021 (f)                                                    6,977
                                                        Philadelphia, Pennsylvania, School District, GO, Series B (d):
                          AAA       Aaa         1,500         5.625% due 8/01/2020                                            1,664
                          AAA       Aaa         3,670         5.625% due 8/01/2021                                            4,056
                          AAA       Aaa         2,000         5.625% due 8/01/2022                                            2,204
                          AAA       Aaa         2,400   Washington County, Pennsylvania, Capital Funding Authority
                                                        Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                                        due 12/01/2029 (a)                                                    2,513
===================================================================================================================================
Rhode Island--0.6%        AAA       Aaa         2,500   Providence, Rhode Island, GO, Series A, 5.70%
                                                        due 7/15/2007 (f)(h)                                                  2,760
===================================================================================================================================
South Carolina--1.9%      AA        Aa3         1,450   South Carolina Educational Facilities Authority for Private
                                                        Nonprofit Institutions Revenue Bonds (The Benedict College),
                                                        5.625% due 7/01/2031 (j)                                              1,563
                          AAA       NR*         3,045   South Carolina State Public Service Authority, Revenue
                                                        Refunding Bonds, DRIVERS, Series 277, 9.438%
                                                        due 1/01/2022 (g)(i)                                                  3,420
                          NR*       A1          3,800   Spartanburg County, South Carolina, Solid Waste Disposal
                                                        Facilities Revenue Bonds (BMW Project), AMT, 7.55%
                                                        due 11/01/2024                                                        3,974


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004                9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's    Face
State                     Ratings+  Ratings+   Amount   Municipal Bonds                                                     Value
===================================================================================================================================
Tennessee--6.3%           AAA       Aaa       $17,000   Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds
                                                        (Southside Redevelopment Corporation), 5.875%
                                                        due 10/01/2024 (a)                                                $  19,406
                          AAA       Aaa         5,000   Memphis--Shelby County, Tennessee, Airport Authority, Airport
                                                        Revenue Bonds, AMT, Series D, 6.25% due 3/01/2018 (a)                 5,641
                                                        Tennessee HDA, Homeownership Revenue Bonds, AMT, Series 2-C (a):
                          AAA       Aaa         2,075         6.10% due 7/01/2013                                             2,193
                          AA        Aa2         2,390         6.20% due 7/01/2015                                             2,545
===================================================================================================================================
Texas--12.6%                                            Austin, Texas, Convention Center Revenue Bonds (Convention
                                                        Enterprises Inc.), Trust Certificates, Second Tier, Series B:
                          NR*       A3          4,000         6% due 1/01/2023                                                4,126
                          NR*       A3          1,400         5.75% due 1/01/2032                                             1,420
                          NR*       Aaa         1,000   Bell County, Texas, Health Facilities Development Revenue Bonds
                                                        (Lutheran General Health Care System), 6.50% due 7/01/2019 (c)        1,247
                                                        Dallas-Fort Worth, Texas, International Airport Revenue
                                                        Refunding and Improvement Bonds, AMT, Series A (d):
                          AAA       Aaa         1,835         5.875% due 11/01/2017                                           2,065
                          AAA       Aaa         2,145         5.875% due 11/01/2018                                           2,414
                          AAA       Aaa         2,385         5.875% due 11/01/2019                                           2,684
                          NR*       Aaa         5,235   Denton, Texas, Utility System Revenue Bonds, RIB, Series 369,
                                                        9.92% due 12/01/2017 (f)(i)                                           6,845
                                                        Gregg County, Texas, Health Facilities Development Corporation,
                                                        Hospital Revenue Bonds (Good Shepherd Medical Center Project)
                                                        (j):
                          AA        Baa2        6,000         6.875% due 10/01/2020                                           7,023
                          AA        Baa2        2,600         6.375% due 10/01/2025                                           2,975
                          AAA       Aaa         4,000   Harris County, Houston, Texas, Sports Authority, Revenue
                                                        Refunding Bonds, Senior Lien, Series G, 5.75% due 11/15/2020 (g)      4,523
                          AAA       Aaa         2,700   Houston, Texas, Airport System Revenue Refunding Bonds,
                                                        Sub-Lien, Series B, 5.50% due 7/01/2030 (f)                           2,923
                          AAA       Aaa         7,200   Texas State Turnpike Authority, Central Texas Turnpike System
                                                        Revenue Bonds, First Tier, Series A, 5.75% due 8/15/2038 (a)          8,056
                                                        Travis County, Texas, Health Facilities Development Corporation,
                                                        Revenue Refunding Bonds (Ascension Health Credit), Series A (h):
                          AAA       Aaa         4,100         5.875% due 11/15/2009 (a)                                       4,726
                          AAA       Aaa         4,600         6.25% due 11/15/2009 (g)                                        5,383
                          AAA       NR*         2,900   White Settlement, Texas, Independent School District, GO, 5.75%
                                                        due 8/15/2034                                                         3,249
===================================================================================================================================
Utah--3.8%                AAA       Aaa        15,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC
                                                        Hospitals Inc.), 6.30% due 2/15/2015 (g)                             18,058
===================================================================================================================================
Virginia--2.1%            AAA       Aaa         6,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                                        Refunding Bonds, AMT, Series A, 6.05% due 2/01/2009 (a)               6,738
                          AAA       Aaa         3,100   Halifax County, Virginia, IDA, Exempt Facility Revenue
                                                        Refunding Bonds (Old Dominion Electric Cooperative Project),
                                                        AMT, 5.625% due 6/01/2028 (a)                                         3,362
===================================================================================================================================
Washington--7.9%          AAA       NR*        10,000   Energy Northwest, Washington, Electric Revenue Bonds, DRIVERS,
                                                        Series 242, 9.441% due 7/01/2017 (g)(i)                              12,931
                          AAA       Aaa         2,835   King County, Washington, Sewer Revenue Refunding Bonds,
                                                        Series B, 5.50% due 1/01/2027 (f)                                     3,071
                          AAA       Aaa         2,400   Port of Tacoma, Washington, Revenue Refunding Bonds, Series A,
                                                        5.25% due 12/01/2034 (a)                                              2,532
                                                        Washington State, GO (f):
                          AAA       Aaa         7,500         Series A and AT-6, 6.25% due 2/01/2011                          8,836
                          AAA       Aaa         9,000         Series S-4, 5.75% due 1/01/2013                                10,136
===================================================================================================================================
Wisconsin--0.2%           NR*       Aaa         1,000   Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT,
                                                        Series A, 5.75% due 12/01/2025 (d)                                    1,086
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$608,420)--139.4%                      659,112
===================================================================================================================================


10        MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004

Schedule of Investments (concluded)                               (in Thousands)

                                               Shares
                                                 Held   Short-Term Securities                                                 Value
                          =========================================================================================================
                                                4,970   Merrill Lynch Institutional Tax-Exempt Fund (m)                   $   4,970
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities (Cost--$4,970)--1.0%                      4,970
                          =========================================================================================================
                          Total Investments (Cost--$613,390***)--140.4%                                                     664,082

                          Other Assets Less Liabilities--1.9%                                                                 8,834

                          Preferred Stock, at Redemption Value--(42.3%)                                                    (200,068)
                                                                                                                          ---------
                          Net Assets Applicable to Common Stock--100.0%                                                   $ 472,848
                                                                                                                          =========

*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ..............................................    $613,341
                                                                       ========
      Gross unrealized appreciation ...............................    $ 51,268
      Gross unrealized depreciation ...............................        (527)
                                                                       --------
      Net unrealized appreciation .................................    $ 50,741
                                                                       ========

+     Ratings of issues are unaudited.
(a)   AMBAC Insured.
(b)   XL Capital Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h)   Prerefunded.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.
(j)   Radian Insured.
(k)   CIFG Insured.
(l)   Connie Lee Insured.
(m) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund         (5,500)          $82
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of October 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate equal to 4.156% interest

      Broker, J.P. Morgan Chase Bank
      Expires December 2024                              $52,000        $(1,113)

      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate equal to 3.599% interest

      Broker, J.P. Morgan Chase Bank
      Expires December 2014                              $20,000           (254)

      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate equal to 4.073% interest

      Broker, Morgan Stanley Capital Services
      Expires March 2025                                 $14,000            (24)
      --------------------------------------------------------------------------
      Total                                                             $(1,391)
                                                                        ========

      See Notes to Financial Statements.


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004               11

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of October 31, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$608,419,551)                                                                     $ 659,111,982
                       Investments in affiliated securities, at value (identified
                        cost--$4,970,314)                                                                           4,970,314
                       Cash ..............................................................                             85,958
                       Receivables:
                          Interest .......................................................    $  10,769,493
                          Securities sold ................................................       10,206,006
                          Dividends from affiliates ......................................              205        20,975,704
                                                                                              -------------
                       Prepaid expenses ..................................................                             10,840
                                                                                                                -------------
                       Total assets ......................................................                        685,154,798
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ............                          1,391,498
                       Payables:
                          Securities purchased ...........................................       10,160,228
                          Investment adviser .............................................          319,414
                          Dividends to Common Stock shareholders .........................          290,190
                          Other affiliates ...............................................            4,638        10,774,470
                                                                                              -------------
                       Accrued expenses ..................................................                             73,179
                                                                                                                -------------
                       Total liabilities .................................................                         12,239,147
                                                                                                                -------------
=============================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.05 per share
                        (2,000 Series A Shares, 2,000 Series B Shares, 2,000 Series C
                        Shares and 2,000 Series D Shares of AMPS* authorized, issued and
                        outstanding at $25,000 per share liquidation preference) .........                        200,068,080
                                                                                                                -------------
=============================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock .............................                      $ 472,847,571
                                                                                                                =============
=============================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (30,425,258 shares issued
                        and outstanding) .................................................                      $   3,042,526
                       Paid-in capital in excess of par ..................................                        423,867,385
                       Undistributed investment income--net ..............................    $   7,150,424
                       Accumulated realized capital losses--net ..........................      (10,513,697)
                       Unrealized appreciation--net ......................................       49,300,933
                                                                                              -------------
                       Total accumulated earnings--net ...................................                         45,937,660
                                                                                                                -------------
                       Total--Equivalent to $15.54 net asset value per share of Common
                        Stock (market price--$14.83) .....................................                      $ 472,847,571
                                                                                                                =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12        MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004

Statement of Operations

For the Year Ended October 31, 2004
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Interest ..........................................................                      $  35,784,829
                       Dividends from affiliates .........................................                             81,609
                                                                                                                -------------
                       Total income ......................................................                         35,866,438
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $   3,325,764
                       Commission fees ...................................................          503,980
                       Accounting services ...............................................          209,098
                       Transfer agent fees ...............................................           95,630
                       Professional fees .................................................           62,924
                       Printing and shareholder reports ..................................           49,638
                       Custodian fees ....................................................           35,297
                       Directors' fees and expenses ......................................           26,763
                       Listing fees ......................................................           23,542
                       Pricing fees ......................................................           22,782
                       Other .............................................................           60,841
                                                                                              -------------
                       Total expenses before reimbursement ...............................        4,416,259
                       Reimbursement of expenses .........................................          (17,365)
                                                                                              -------------
                       Total expenses after reimbursement ................................                          4,398,894
                                                                                                                -------------
                       Investment income--net ............................................                         31,467,544
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................................        7,050,013
                          Forward interest rate swaps--net ...............................       (6,937,361)          112,652
                                                                                              -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...............................................        5,190,483
                          Forward interest rate swaps--net ...............................          355,430         5,545,913
                                                                                              -------------------------------
                       Total realized and unrealized gain--net ...........................                          5,658,565
                                                                                                                -------------
=============================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................                         (2,075,540)
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $  35,050,569
                                                                                                                =============

      See Notes to Financial Statements.


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004               13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                     For the Year Ended
                                                                                                         October 31,
                                                                                              -------------------------------
Increase (Decrease) in Net Assets:                                                                  2004              2003
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $  31,467,544     $  32,439,196
                       Realized gain--net ................................................          112,652         1,847,031
                       Change in unrealized appreciation/depreciation--net ...............        5,545,913         2,257,186
                       Dividends to Preferred Stock shareholders .........................       (2,075,540)       (1,983,700)
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............       35,050,569        34,559,713
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................      (29,573,351)      (29,345,161)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to Common Stock
                        shareholders .....................................................      (29,573,351)      (29,345,161)
                                                                                              -------------------------------
=============================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock ...........        5,477,218         5,214,552
                       Beginning of year .................................................      467,370,353       462,155,801
                                                                                              -------------------------------
                       End of year* ......................................................    $ 472,847,571     $ 467,370,353
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $   7,150,424     $   7,331,771
                                                                                              ===============================

      See Notes to Financial Statements.


14        MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended October 31,
                                                                   ----------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2004         2003         2002         2001         2000
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ......   $15.36       $15.19       $15.27       $14.18     $  13.54
                       Investment income--net ..................     1.03+        1.07+        1.06         1.06         1.07
                       Realized and unrealized gain
                        (loss)--net ............................      .19          .13         (.13)        1.08          .66
                       Dividends and distributions to
                        Preferred Stock shareholders:
                          Investment income--net ...............     (.07)        (.07)        (.09)        (.21)        (.27)
                          Realized gain--net ...................       --           --           --@          --           --
                                                                   ----------------------------------------------------------
                       Total from investment operations ........     1.15         1.13          .84         1.93         1.46
                                                                   ----------------------------------------------------------
                       Less dividends and distributions
                        to Common Stock shareholders:
                          Investment income--net ...............     (.97)        (.96)        (.91)        (.84)        (.82)
                          Realized gain--net ...................       --           --         (.01)          --           --
                                                                   ----------------------------------------------------------
                       Total dividends and distributions
                        to Common Stock shareholders ...........     (.97)        (.96)        (.92)        (.84)        (.82)
                                                                   ----------------------------------------------------------
                       Net asset value, end of year ............   $15.54       $15.36       $15.19       $15.27     $  14.18
                                                                   ==========================================================
                       Market price per share, end of year .....   $14.83       $14.35       $13.74       $14.24     $12.0625
                                                                   ==========================================================
=============================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ......     8.26%        8.13%        6.12%       14.46%       12.09%
                                                                   ==========================================================
                       Based on market price per share .........    10.58%       11.68%        2.94%       25.47%        7.03%
                                                                   ==========================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement** ..      .94%         .94%         .96%         .98%         .99%
                                                                   ==========================================================
                       Total expenses** ........................      .95%         .95%         .96%         .98%         .99%
                                                                   ==========================================================
                       Total investment income--net** ..........     6.74%        6.89%        7.03%        7.18%        7.74%
                                                                   ==========================================================
                       Amount of dividends to Preferred
                        Stock shareholders .....................      .45%         .42%         .61%        1.45%        1.94%
                                                                   ==========================================================
                       Investment income--net, to Common
                        Stock shareholders .....................     6.29%        6.47%        6.42%        5.73%        5.81%
                                                                   ==========================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
-----------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement ....      .66%         .66%         .67%         .68%         .67%
                                                                   ==========================================================
                       Total expenses ..........................      .66%         .66%         .67%         .68%         .67%
                                                                   ==========================================================
                       Total investment income--net ............     4.72%        4.83%        4.89%        4.97%        5.23%
                                                                   ==========================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock
                        shareholders ...........................     1.04%         .99%        1.40%        3.27%        4.03%
                                                                   ==========================================================


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004               15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                          For the Year Ended October 31,
The following per share data and ratios have been derived    --------------------------------------------------------
from information provided in the financial statements.         2004        2003        2002        2001        2000
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common
                        Stock, end of year (in thousands)    $472,848    $467,370    $462,156    $464,522    $431,471
                                                             ========================================================
                       Preferred Stock outstanding, end of
                        year (in thousands) ..............   $200,000    $200,000    $200,000    $200,000    $200,000
                                                             ========================================================
                       Portfolio turnover ................      32.87%      33.92%      46.29%      89.58%      51.19%
                                                             ========================================================
=====================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 .........   $  3,364    $  3,337    $  3,311    $  3,323    $  3,157
                                                             ========================================================
=====================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
---------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net ..   $    271    $    273    $    370    $    852    $  1,024
                                                             ========================================================
                       Series B--Investment income--net ..   $    255    $    238    $    337    $    792    $  1,015
                                                             ========================================================
                       Series C--Investment income--net ..   $    261    $    253    $    349    $    832    $    999
                                                             ========================================================
                       Series D--Investment income--net ..   $    251    $    228    $    339    $    791    $  1,002
                                                             ========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


16        MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004               17

[LOGO] Merrill Lynch Investment Managers

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended October 31, 2004, FAM reimbursed the Fund in the amount of $17,365.

For the year ended October 31, 2004, the Fund reimbursed FAM $13,351 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004 were $214,716,638 and $216,334,898, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2004 were as follows:
Series A, 1.40%; Series B, 1.50%; Series C, 1.42%; and Series D, 1.50%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $233,047 as commissions.


18        MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $0.081000 per share on November 29, 2004 to shareholders of record on November 12, 2004.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                  10/31/2004          10/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $31,648,891         $31,328,861
                                                 -------------------------------
Total distributions ....................         $31,648,891         $31,328,861
                                                 ===============================

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................         $  7,101,133
Undistributed long-term capital gains--net ..............                   --
                                                                  ------------
Total undistributed earnings--net .......................            7,101,133
Capital loss carryforward ...............................           (6,711,574)*
Unrealized gains--net ...................................           45,548,101**
                                                                  ------------
Total accumulated earnings--net .........................         $ 45,937,660
                                                                  ============

* On October 31, 2004, the Fund had a net capital loss carryforward of $6,711,574, of which $1,093,528 expires in 2008, $3,278,904 expires in
      2010 and $2,339,142 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniYield Quality Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Quality Fund, Inc. as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Quality Fund, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 14, 2004


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004               19

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (unaudited)

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


20        MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004               21

[LOGO] Merrill Lynch Investment Managers

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniYield Quality Fund, Inc. during the taxable year ended October 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.


22        MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             157 Portfolios
            08543-9011     Director              ("FAM")-advised funds since 1999; Chairman
            Age: 64                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of FAM
                                                 Distributors, Inc. ("FAMD") from 1986 to 2002 and
                                                 Director thereof from 1991 to 2002; Executive Vice
                                                 President and Director of Princeton Services, Inc.
                                                 ("Princeton Services") from 1993 to 2002; President
                                                 of Princeton Administrators, L.P. from 1989 to 2002;
                                                 Director of Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since        38 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice President thereof from        55 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 60                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of              38 Funds        Kimco
            Princeton, NJ               present  Employee Benefit Assets of the Association of         55 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986;                         Corporation
            Age: 69                              Member of CIEBA's Executive Committee since
                                                 1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member
                                                 of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to 2000;
                                                 Director, Duke University Management Company
                                                 from 1992 to 2004, Vice Chairman thereof from
                                                 1998 to 2004 and Director Emeritus thereof since
                                                 2004; Director, LaSalle Street Fund from 1995 to
                                                 2001; Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee
                                                 of the Virginia Retirement System since 1998 and
                                                 Vice Chairman thereof since 2002; Director,
                                                 Montpelier Foundation since 1998 and its Vice
                                                 Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since
                                                 2000; Member of the Investment Committee of the
                                                 National Trust for Historic Preservation since 2000.


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004               23

[LOGO] Merrill Lynch Investment Managers

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1992 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 65                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 62                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon               55 Portfolios
Jr.         08543-9095                           Brothers Asset Management from 1992 to 1995;
            Age: 67                              Chairman of Salomon Brothers equity mutual funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers from 1975 until 1991; Trustee, Common fund
                                                 from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman of Fernwood Advisors, Inc. (investment       39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 71                              R.P.P. Corporation (manufacturing company)
                                                 since 1978; Director of International Mobile
                                                 Communications, Incorporated (telecommunications)
                                                 since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


24        MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer    1999 to  1990 to 1997; Director of MLIM Taxation since 1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  President    present  Management) of MLIM from 1997 to 2000.
            08543-9011
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  President    present  Management) of MLIM from 1998 to 2000.
            08543-9011
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Michael A.  P.O. Box 9011  Vice         1999 to  Vice President of MLIM since 1999.
Kalinoski   Princeton, NJ  President    present
            08543-9011
            Age: 34
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MQY

 ------------------------------------------------------------------------------
 Andre F. Perold resigned as a Director of the Fund effective October 22, 2004.
 ------------------------------------------------------------------------------


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004               25

[LOGO] Merrill Lynch Investment Managers

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of October 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ........................................................        87.6%
AA/Aa ..........................................................         4.2
A/A ............................................................         6.5
BBB/Baa ........................................................         1.0
Other* .........................................................         0.7
--------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


26        MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


          MUNIYIELD QUALITY FUND, INC.         OCTOBER 31, 2004               27

[LOGO] Merrill Lynch Investment Managers

MuniYield Quality Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniYield Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #16352 -- 10/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2004 - $28,000
                                  Fiscal Year Ending October 31, 2003 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2004 - $3,000
                                  Fiscal Year Ending October 31, 2003 - $5,600

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending October 31, 2004 - $5,610
                                  Fiscal Year Ending October 31, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2004 - $0
                                  Fiscal Year Ending October 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2004 - $13,270,096
             Fiscal Year Ending October 31, 2003 - $18,737,552

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Joe Grills
         Herbert I. London
         Andre F. Perold (resigned as of October 1, 2004)
         Roberta Cooper Ramo
         Robert S. Solomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniYield Quality Fund, Inc.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            MuniYield Quality Fund, Inc.

        Date: December 13, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            MuniYield Quality Fund, Inc.

        Date: December 13, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniYield Quality Fund, Inc.

        Date: December 13, 2004